Summary Prospectus
May 1, 2014

Needham Small Cap Growth Fund	Ticker Symbol: NESGX

Before you invest, you may want to review the Needham Small Cap Growth Fund’s (the “Small Cap Growth Fund”) prospectus, which contains more information about the Small Cap Growth Fund and its risks. You can find the Small Cap Growth Fund’s prospectus and other information about the Small Cap Growth Fund online at www.needhamfunds.com/literature.html.  You can also get this information at no cost by calling 1-800-625-7071 or by sending an e-mail request to webmail@needhamco.com.  The Small Cap Growth Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2014 (as revised or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Needham Small Cap Growth Fund (the “Small Cap Growth Fund”) seeks long-term, tax-efficient capital appreciation.

Fees and Expenses of the Small Cap Growth Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held 60 days or less	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Positions and Interest Expense	0.10%
All Remaining Other Expenses(a)	0.50%
Total Annual Fund Operating Expenses	2.10%
Fee Waiver/Expense Reimbursement (or Recoupment)(b)	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (or Recoupment)	2.07%

(a)
Includes acquired fund fees and expenses of 0.01%.  Acquired fund fees and expenses are not included in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Small Cap Growth Fund.

(b)
Reflects a contractual agreement by Needham Investment Management LLC (the "Adviser") to waive its fee and, if necessary, reimburse the Small Cap Growth Fund through April 30, 2015 to the extent Total Annual Fund Operating Expenses exceed 1.95% of the average daily net assets of the Small Cap Growth Fund.  For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Small Cap Growth Fund fees waived and expenses reimbursed to the extent that such recovery would not cause the Total Annual Fund Operating Expenses of the Small Cap Growth Fund to exceed 1.95% of the average daily net assets of the Fund, but any such recovery will not include interest. All limitations on Total Annual Fund Operating Expenses are exclusive of taxes, interest, brokerage, dividends on short positions, fees and expenses of “acquired funds” and extraordinary items, and excluding shareholder redemption fees but including the management fee.

Example

This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Small Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Small Cap Growth Fund’s operating expenses remain the same giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$210	$655	$1,126	$2,429

Portfolio Turnover

The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Growth Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Growth Fund’s performance. During the most recent fiscal year, the Small Cap Growth Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $5 billion at the time of investment. The Small Cap Growth Fund invests, in general, in companies with strong growth potential that, for a variety of reasons, including the market’s inefficiencies, are trading at a discount to their underlying value where a catalyst is in place to eliminate that discount. The Small Cap Growth Fund may, but is not required to, invest in stocks from a variety of industries included in the technology, healthcare, energy and industrials, specialty retailing, media/leisure/cable/entertainment and business and consumer services sectors. These are some of the sectors within the economy which the investment adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing companies. The Small Cap Growth Fund may engage in short sales.  The Small Cap Growth Fund may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Small Cap Growth Fund replaces the borrowed security.

Principal Investment Risks

The Small Cap Growth Fund invests primarily in equity securities that fluctuate in value. Political and economic news can influence market-wide trends. Other factors may cause price swings in a single company’s stock or the stocks of the companies within a given industry. The Small Cap Growth Fund often invests in smaller companies that may have limited product lines, markets or financial resources. These smaller companies may trade at a lower volume than more widely held securities and may fluctuate in value more sharply than those of other securities. The Small Cap Growth Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Small Cap Growth Fund’s performance. High portfolio turnover may also increase share price volatility and have tax consequences for the Fund’s shareholders.

The Small Cap Growth Fund invests in stocks believed by the investment adviser to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company's growth potential. Although the Small Cap Growth Fund is classified as “diversified” under the 1940 Act, the Small Cap Growth Fund may invest its assets in a smaller number of issuers than other, more diversified, funds. The Small Cap Growth Fund’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Small Cap Growth Fund’s investments consisted of securities issued by a larger number of issuers. To the extent that the Small Cap Growth Fund focuses its investments in securities of issuers in a particular market sector, such as technology companies or healthcare companies, the Small Cap Growth Fund will be significantly affected by developments in that sector. Technology companies generally operate in intensely competitive markets. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technology development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation. The value of equity securities of healthcare companies may fluctuate because of changes in the regulatory and competitive environment in which they operate. Many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Failure to obtain regulatory approvals or changes in governmental policies regarding funding or subsidies may also adversely affect the value of the equity securities of healthcare companies. Healthcare companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Furthermore, these companies may be adversely affected by product liability-related lawsuits. The securities of companies in these sectors may experience more price volatility than securities of companies in other sectors. The securities of companies in this sector may experience more price volatility than securities of companies in other sectors. Short sales present the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Small Cap Growth Fund must purchase the security to return it to the lender.  The Small Cap Growth Fund may not be able to close a short position at a favorable price or time and the loss of value on a short sale is potentially unlimited. Loss of money is a risk of investing in the Small Cap Growth Fund.

Bar Chart and Performance Table

The information in the bar chart and table that follow provides some indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Small Cap Growth Fund’s performance from year to year and by showing how the Small Cap Growth Fund’s average annual returns for 1, 5 and 10 years and for the life of the Small Cap Growth Fund compare to those of broad measures of market performance.

The Small Cap Growth Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small Cap Growth Fund will perform in the future. Updated performance information is available on the Small Cap Growth Fund’s Web site at www.needhamfunds.com.

During the ten-year period shown in the above chart, the highest quarterly return was 21.00% (for the quarter ended 6/30/09) and the lowest quarterly return was -23.72% (for the quarter ended 9/30/11).

Average annual total returns for the periods ended December 31, 2013

The following table shows the Small Cap Growth Fund’s average annual returns (before and after taxes) and the change in value of certain broad-based market indices over various periods ended December 31, 2013. The index information is intended to permit you to compare the Small Cap Growth Fund’s performance to several broad measures of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not include the impact of state and local taxes.

Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt.

Average annual total returns for the periods ended December 31, 2013

	1 Year	5 Years	10 Years	Life of Fund (Since 5/22/02)
Return Before Taxes	27.91%	17.62%	7.51%	11.32%
Return After Taxes on Distributions	27.91%	17.30%	6.32%	10.26%
Return After Taxes on Distributions and Redemption	15.79%	14.40%	6.12%	9.56%
Comparative Indices (reflect no deduction for fees, expenses or taxes)
S&P 500 Index	32.39%	17.94%	7.41%	6.83%
NASDAQ Composite Index	40.17%	22.95%	8.83%	9.36%
Russell 2000 Index	38.82%	20.08%	9.07%	9.09%

Investment Adviser

Needham Investment Management LLC is the investment adviser of the Small Cap Growth Fund.

Portfolio Manager

The portfolio manager of the Small Cap Growth Fund is Chris Retzler. Mr. Retzler is Executive Vice President and has been Portfolio Manager of the Small Cap Growth Fund since 2008.

Purchase and Sale of Fund Shares

The minimum initial investment for individuals, corporations, partnerships or trusts is $2,000. There is a $100 minimum for subsequent investments. For IRAs, the minimum initial investment is $1,000 and there is no minimum for subsequent investments.

You may redeem your shares at any time by sending a written request to The Needham Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-800-625-7071, or by wire transfer.

Tax Information

The Small Cap Growth Fund intends to make distributions each year. The Small Cap Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Small Cap Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Growth Fund and its related companies may pay the intermediary for the sale of Small Cap Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Growth Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.